Placement Warrants (FY)	12 Months Ended
Dec. 31, 2019
Placement Warrants [Abstract]
Placement Warrants
Note 4 - Placement Warrants

Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 5,500,000 Placement Warrants at a purchase price of $1.00 per Placement Warrant for an aggregate purchase price of $5,500,000. Simultaneously with the exercise of the over-allotment, the Sponsor purchased an aggregate of 410,416 Placement Warrants at a price of $1.00 per Placement Warrant for an aggregate purchase price of $410,416. Each Placement Warrant is exercisable for one share of Class A common stock at a price of $11.50 per share. The proceeds from the sale of the Placement Warrants were added to the proceeds from the sale of the Units in the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the Placement Warrants will expire worthless. The Placement Warrants will be non-redeemable and exercisable on a cashless basis so long as they are held by the Sponsor or its permitted transferees. The warrants will expire five years after the completion of the Company’s Business Combination or earlier upon liquidation.

The Sponsor, and the Company’s officers and directors have agreed, subject to limited exceptions, not to transfer, assign or sell any of their Placement Warrants until 30 days after the completion of the initial Business Combination.